AMENDMENT. No. 1 TO EMPLOYMENT AGREEMENT

     This amendment to employment agreement is made this 28th day of March, 2005 by and between MIAMI SUBS CORPORATION, a Florida corporation, with its principal place of business at 6300 Northwest 31st Avenue, Fort Lauderdale, Florida 33309 (the "Company"), and Donald L. Perlyn, residing at 2798 N.W. 27th Terrace, Boca Raton, Fl. 33434 (the "Executive").

                               W I T N E S S E T H

     WHEREAS, the Company and the Employee are parties to an Employment Agreement dated as of January 15, 1999 (the "Employment Agreement");

     WHEREAS, Nathan's Famous, Inc., a Delaware corporation ("Parent"), the owner of the Company, is a signatory to the Employment Agreement; and

     WHEREAS, the Company, Parent and the Employee desire to amend the Employment Agreement in accordance with the terms hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Section 9(b)(i) of the Employment Agreement is hereby amended and restated to read as follows:

               "(i) participating, directly or indirectly, as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, consultant or in any capacity whatsoever (A) in the State of Florida or New York, in a business in competition with the quick-service restaurant business or (B) in the United States, in a business in competition with the business of selling food products to the foodservice industry, in each case as conducted by the Company, its affiliated entities or its licensees during the Employment Term; provided, however, that such prohibited participation shall not include: (x) the mere ownership of not more than one percent (1%) of the total outstanding stock of a publicly held company; (y) the performance of services for any enterprise to the extent such services are not performed, directly or indirectly, for a business in the aforesaid Competition; or (z) any activity engaged in with the prior written approval of the Board."

     2. Section 13 of the Employment Agreement is hereby amended and restated to read as follows:

               "1. Change of Control.

               Upon a "Change of Control" (as defined below) of the Parent, the Company shall pay Executive, within thirty (30) days of such event, a lump sum equal to three (3) times the amount of his Base Salary in effect at the time of such event, together with a pro rata portion of the bonus accrued through the date of such Change of Control. As used herein "Change of Control" means (a) a change in control as such term is presently defined in Regulation 240.12b-2 under the Securities Exchange Act of 1934 ("Exchange Act"); or (b) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) (other than any "person" who on the date of this Agreement is a director or officer of the Parent), becomes the "beneficial owner" (as defined in Rule
               13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Parent representing twenty (20%) percent of the voting power of the Parent's then outstanding securities; or (c) if during any period of two (2) consecutive years during the term of Executive's employment, individuals who at the beginning of such period constitute the Board of Directors of the Parent cease for any reason to constitute at least a majority thereof."

     3. Except as specifically amended by this Amendment, the Employment Agreement shall remain in full force and effect in all respects as originally executed.

     4. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. This Amendment shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, applicable to contracts made and to be performed entirely in New York.

     IN WITNESS WHEREOF, the Company and Parent have each caused this Amendment to be duly executed by an authorized officer and Executive has hereunto set his hand as of the date first set forth above.








                                  MIAMI SUBS CORPORATION


                                  By:   /s/Jerry Woda
                                     ------------------------------------
                                        Name:  Jerry Woda
                                        Title: Vice President


                                   /s/Donald L. Perlyn
                                  ---------------------------------------
                                   Donald L. Perlyn



                                  NATHAN'S FAMOUS, INC.


                                  By:  /s/Wayne Norbitz
                                     ------------------------------------

                                      Name:   Wayne Norbitz
                                            -----------------------------
                                      Title:  Presidnet
                                             ----------------------------